UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 2010

ZYTO CORP

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	____________ (Commission File Number)	20-5534033 (IRS Employer Identification Number)

387 South 520 West, Suite 200 Lindon, UT 84042

801-224-7199 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2010, Goodwin Wang, a director, submitted an e-mail resignation to ZYTO Corp (the “Company”) in which he resigned from the Company’s Board of Directors, effective immediately.

A copy of Mr. Wang’s e-mail resignation dated August 13, 2010 is attached.  Mr. Wang indicated in his resignation that his resignation from the Company’s Board will permit him to devote additional time to fulfilling other business interests and responsibilities.

Mr. Wang has served on the Company’s Board since March 2007 and was a member of both the Audit and Compensation Committees.  The Company is initiating a search for Mr. Wang’s replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ZYTO Corp

Date: August 16, 2010	By: /s/ Vaughn R Cook
Name: Vaughn R Cook
Title: Chief Executive Officer

Exhibit Index

17.1    Resignation E-mail